UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 10, 2003



                              CARREKER CORPORATION
               (Exact name of registrant as specified in charter)


         Delaware                    0-24201                     75-1622836
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



                              4055 Valley View Lane
                               Dallas, Texas 75244
                    (Address of principal executive offices)

                                 (972) 458-1981
              (Registrant's telephone number, including area code)



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exbibits.

              Exhibit
              Number                Description
              ------                -----------

              99.1   Carreker Corporation press release dated September 10, 2003



Item 12. Results of Operations and Financial Condition

Carreker Corporation has reported its 2nd quarter 2003 financial results. The Company's press release dated September 10, 2003 announcing the results is attached hereto as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  CARREKER CORPORATION
                                      (Registrant)


Date:    September 10, 2003    By: /s/ Frank W. Tilley
                                   ------------------------------------------
                                   Executive Vice President and Chief Financial
                                   Officer